Supplement dated November 4, 2020
to the Prospectus dated August 28, 2020 for
Protective Investors Benefit Advisory NY Variable Annuity
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information in your variable annuity contract (“Contract”) prospectus (the “Prospectus). Except as modified in this Supplement, all other terms of the Prospectus remain unchanged. Please read this Supplement carefully and keep it with your Prospectus for future reference The following changes are effective as of November 4, 2020:

The following sentence is added to the end of the first and only paragraph in the “ANNUITY PAYMENTS – Changing the Annuity Date” section on page 64 of the Prospectus:
You must also elect as your Annuity Option an Annuity Option that provides payments for (1) the life of the Annuitant, (2) the life of the Annuitant for a certain period, or (3) a certain period of no less than 10 years.

If you have any questions regarding this Prospectus Supplement, please contact us toll free at 1-800-456-6330. Please keep this Prospectus Supplement for future reference.

144182.16f